Finance Assets, Net	12 Months Ended
Dec. 31, 2011
Finance Assets, Net [Abstract]
Finance Assets, Net

Note 8. Finance Assets, net:

In 2003, PMCC ceased making new investments and began focusing exclusively on managing its existing portfolio of finance assets in order to maximize gains and generate cash flow from asset sales and related activities. Accordingly, PMCC's operating companies income will fluctuate over time as investments mature or are sold. During 2011, 2010 and 2009, proceeds from asset management activities totaled $490 million, $312 million and $793 million, respectively, and gains included in operating companies income totaled $107 million, $72 million and $257 million, respectively.

At December 31, 2011, finance assets, net, of $3,559 million were comprised of investments in finance leases of $3,786 million, reduced by the allowance for losses of $227 million. At December 31, 2010, finance assets, net, of $4,502 million were comprised of investments in finance leases of $4,704 million, reduced by the allowance for losses of $202 million.

During the second quarter of 2011, Altria Group, Inc. recorded a one-time charge of $627 million related to the tax treatment of certain leveraged lease transactions entered into by PMCC (the "PMCC Leveraged Lease Charge"). Approximately 50% of the charge ($315 million), which does not include potential penalties, represents a reduction in cumulative lease earnings recorded to date that will be recaptured over the remainder of the affected lease terms. The remaining portion of the charge ($312 million) primarily represents a permanent charge for interest on tax underpayments. The one-time charge was recorded in Altria Group, Inc.'s consolidated statement of earnings for the year ended December 31, 2011 as follows:

(in millions)	Net Revenues	Provision for Income Taxes	Total
Reduction to cumulative lease earnings	$490	$(175)	$315
Interest on tax underpayments		312	312

Total	$490	$137	$627

See Note 15. Income Taxes and Note 19. Contingencies for further discussion of matters related to this charge.

A summary of the net investments in finance leases at December 31, before allowance for losses, was as follows:

	Leveraged Leases		Direct Finance Leases		Total
(in millions)	2011	2010	2011	2010	2011	2010
Rents receivable, net	$3,926	$4,659	$162	$207	$4,088	$4,866
Unguaranteed residual values	1,306	1,327	86	87	1,392	1,414
Unearned income	(1,692)	(1,573)	(2)	(3)	(1,694)	(1,576)

Investments in finance leases	3,540	4,413	246	291	3,786	4,704
Deferred income taxes	(2,793)	(3,830)	(107)	(130)	(2,900)	(3,960)

Net investments in finance leases	$747	$583	$139	$161	$886	$744

For leveraged leases, rents receivable, net, represent unpaid rents, net of principal and interest payments on third-party nonrecourse debt. PMCC's rights to rents receivable are subordinate to the third-party nonrecourse debtholders, and the leased equipment is pledged as collateral to the debtholders. The repayment of the nonrecourse debt is collateralized by lease payments receivable and the leased property, and is nonrecourse to the general assets of PMCC. As required by U.S. GAAP, the third-party nonrecourse debt of $6.8 billion and $8.3 billion at December 31, 2011 and 2010, respectively, has been offset against the related rents receivable. There were no leases with contingent rentals in 2011 and 2010.

At December 31, 2011, PMCC's investments in finance leases were principally comprised of the following investment categories: aircraft (30%), rail and surface transport (26%), electric power (25%), real estate (10%) and manufacturing (9%). Investments located outside the United States, which are all U.S. dollar-denominated, represented 13% and 23% of PMCC's investments in finance leases at December 31, 2011 and 2010, respectively.

Rents receivable in excess of debt service requirements on third-party nonrecourse debt related to leveraged leases and rents receivable from direct finance leases at December 31, 2011 were as follows:

(in millions)	Leveraged Leases	Direct Finance Leases	Total
2012	$108	$45	$153
2013	158	45	203
2014	243	45	288
2015	335		335
2016	149		149
Thereafter	2,933	27	2,960

Total	$3,926	$162	$4,088

Included in net revenues for the years ended December 31, 2011, 2010 and 2009, were leveraged lease revenues of $(314) million, which includes a reduction to cumulative lease earnings of $490 million as a result of the PMCC Leveraged Lease Charge, $160 million and $341 million, respectively, and direct finance lease revenues of $1 million, $1 million and $7 million, respectively. Income tax (benefit) expense, excluding interest on tax underpayments, on leveraged lease revenues for the years ended December 31, 2011, 2010 and 2009, was $(112) million, $58 million and $119 million, respectively.

Income from investment tax credits on leveraged leases, and initial direct and executory costs on direct finance leases, were not significant during the years ended December 31, 2011, 2010 and 2009.

PMCC maintains an allowance for losses, which provides for estimated losses on its investments in finance leases. PMCC's portfolio consists of leveraged and direct finance leases to a diverse base of lessees participating in a wide variety of industries. Losses on such leases are recorded when probable and estimable. PMCC regularly performs a systematic assessment of each individual lease in its portfolio to determine potential credit or collection issues that might indicate impairment. Impairment takes into consideration both the probability of default and the likelihood of recovery if default were to occur. PMCC considers both quantitative and qualitative factors of each investment when performing its assessment of the allowance for losses.

Quantitative factors that indicate potential default are tied most directly to public debt ratings. PMCC monitors all publicly available information on its obligors, including financial statements and credit rating agency reports. Qualitative factors that indicate the likelihood of recovery if default were to occur include, but are not limited to, underlying collateral value, other forms of credit support, and legal/structural considerations impacting each lease. Using all available information, PMCC calculates potential losses for each lease in its portfolio based on its default and recovery assumption for each lease. The aggregate of these potential losses forms a range of potential losses which is used as a guideline to determine the adequacy of PMCC's allowance for losses.

PMCC assesses the adequacy of its allowance for losses relative to the credit risk of its leasing portfolio on an ongoing basis. PMCC believes that, as of December 31, 2011, the allowance for losses of $227 million is adequate. PMCC continues to monitor economic and credit conditions, and the individual situations of its lessees and their respective industries, and may have to increase its allowance for losses if such conditions worsen.

The activity in the allowance for losses on finance assets for the years ended December 31, 2011, 2010 and 2009 was as follows:

(in millions)	2011	2010	2009
Balance at beginning of year	$202	$266	$304
Increase to allowance	25		15
Amounts written-off		(64)	(53)

Balance at end of year	$227	$202	$266

PMCC leases 28 aircraft to American Airlines, Inc. ("American"), which filed for bankruptcy on November 29, 2011. As of the date of the bankruptcy filing, PMCC stopped recording income on its $140 million investment in finance leases from American. The leases could be rejected, restructured or, where applicable, foreclosed upon by the debtholders which would result in a write-off of the related investment in finance lease balance against PMCC's allowance for losses. Should foreclosure occur, PMCC would be subject to an acceleration of deferred taxes of approximately $22 million. After assessing its allowance for losses, including the impact of the American bankruptcy filing, PMCC increased the allowance for losses by $60 million during the fourth quarter of 2011. With the exception of American, all PMCC lessees were current on their lease payment obligations as of December 31, 2011.

During the third quarter of 2011, PMCC determined that its allowance for losses exceeded the amount required based on its assessment of the credit quality of the leasing portfolio at that time including reductions in exposure to below investment grade lessees. As a result, the allowance for losses was reduced by $35 million.

PMCC leased, under several lease arrangements, various types of automotive manufacturing equipment to General Motors Corporation ("GM"), which filed for bankruptcy on June 1, 2009. As of the date of the bankruptcy filing, PMCC stopped recording income on its $214 million investment in finance leases from GM. During 2009, GM rejected one of the leases, which resulted in a $49 million write-off against PMCC's allowance for losses, lowering the investment in finance leases balance from GM to $165 million. General Motors LLC ("New GM"), which is the successor of GM's North American automobile business, agreed to assume nearly all the remaining leases under same terms as GM, except for a rebate of a portion of future rents. The assignment of the leases to New GM was approved by the bankruptcy court and became effective in March 2010. During the first quarter of 2010, GM rejected another lease that was not assigned to New GM. The impact of the rent rebates and the 2010 lease rejection resulted in a $64 million write-off against PMCC's allowance for losses in the first quarter of 2010. In the first quarter of 2010, PMCC participated in a transaction pursuant to which the equipment related to the rejected leases was sold to New GM. These transactions resulted in an acceleration of deferred taxes of $34 million in 2010. As of December 31, 2011 and 2010, PMCC's investment in finance leases from New GM was $101 million.

During 2009, PMCC increased its allowance for losses by $15 million based on management's assessment of its portfolio, including its exposure to GM.

The credit quality of PMCC's investments in finance leases as assigned by Standard & Poor's Rating Services ("Standard & Poor's") and Moody's Investor Service, Inc. ("Moody's") at December 31, 2011 and 2010 was as follows:

(in millions)	2011	2010
Credit Rating by Standard & Poor's/Moody's:
"AAA/Aaa" to "A-/A3"	$1,570	$2,343
"BBB+/Baa1" to "BBB-/Baa3"	1,080	1,148
"BB+/Ba1" and Lower	1,136	1,213

Total	$3,786	$4,704